EXHIBIT 10.6

PROMISSORY NOTE

$112,500.00	November 1, 2003

     FOR VALUE RECEIVED, the undersigned (the “Maker”) will pay to the order of the SUNTRUST BANK NATURE COAST, AS SUCCESSOR TRUSTEE OF THE IRA A. DESPER MARITAL TRUST (hereinafter together with any holder hereof, called “Holder”) at P.O. Box 1029, Crystal River, FL 34423, or at such other place as the Holder may from time to time designate in writing, the principal sum of One Hundred Twelve Thousand Five Hundred and 00/100 Dollars ($112,500.00), together with interest at the rate ten percent (10%) per annum on the unpaid principal balance from time to time outstanding, from the date hereof, payable as follows:

The first payment of $5,191.30 shall be due and payable on December 1, 2003, and continuing on the first day of each and every month thereafter until the entire balance of principal and interest is paid in full.

     This Note is, by mutual consent of the parties hereto, and for mutual considerations passing to each party hereto, receipt of which is hereby acknowledged by all parties hereto, a replacement of and in substitution of that certain obligation of maker hereof to Payee hereof in the principal sum of $112,500.00 and as is more particularly described in LOST INSTRUMENT BOND #5927420 wherein Sun Trust Bank is principal; Desper Products, Inc. and Spatializer Audio Laboratories, Inc. are Obligees; and Safeco Insurance Company of America is Surety; such obligation being also described in the Annual Report of Maker for the year 2002 as note [      ] on page [      ] thereof.

     Although Maker is executing this Note in California, this Note and its terms and provisions are to be governed and construed by and in accordance with the laws of the State of Florida. The Maker expressly consents to jurisdiction in Florida. Furthermore, exclusive venue for any dispute shall lie solely in Pirrellas County, Florida.

     This Note may be prepaid in whole or in part at any time without payment of premium or penalty. Any prepayments shall be applied to the last installments due hereunder.

     The Holder shall have the optional right to declare the amount of the total unpaid balance hereof to be due and forthwith payable in advance of the maturity date, as fixed herein, upon the Maker’s failure to remit any monthly payment when due. Upon exercise of this option by the Holder, the entire unpaid principal shall bear interest at the maximum contract rate permitted by law until paid. Forbearance to exercise this option with respect to any failure or breach of the undersigned shall not constitute a waiver of the right as to any continuing failure or breach or any subsequent failure or breach.

     Time is of the essence of this contract and, in the event of default, if this Note is collected by law or through an attorney at law, or under advice therefrom the undersigned agrees to pay all costs of collection, including reasonable attorneys’ fees. Such attorneys’

fees and costs shall include, but note be limited to, fees and costs incurred in all matters of collection and enforcement, construction and interpretation, before, during and after suit, trial, proceedings and appeals, as well as appearances in and connected with any bankruptcy proceedings or creditor’s reorganization or arrangement proceedings.

     No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by the Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

     The Maker, for itself, its legal representatives, successors and assigns, hereby: (a) for any default due to Maker’s failure to pay any amount due and owing under this Note, expressly waives presentment, demand for payment, notice of dishonor, protest, notice of non-payment or protest, and diligence in collection; (b) consents that the time of all payments or any part thereof may be extended, rearranged, renewed or postponed by the Holder hereof; and (c) agrees that the Holder, in order to enforce payment of this Note, shall not be required first to institute any suit or to exhaust any of its remedies against the undersigned.

     In this Note, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be, and the singular number includes the plural.

     The undersigned is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to enter into this Note, and the undersigned corporate officer has full power and authority to execute this Note on behalf of the undersigned.

     The undersigned has executed this Note on the day and year first above written.

MAKER: SPATIALIZER AUDIO LABORATORIES INC. a Delaware Corporation
By:	/s/ HENRY MANDELL

Its: CEO 11/6/03